UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2018

OCLARO, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-30684	20-1303994
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

225 Charcot Avenue, San Jose, California 95131

(Address of principal executive offices, zip code)

(408) 383-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Oclaro, Inc. (“Oclaro”) is making the following supplemental disclosures to the definitive proxy statement/prospectus on Schedule 14A (the “Proxy Statement/Prospectus”) filed with the U.S. Securities and Exchange Commission (the “SEC”) by Oclaro on June 1, 2018, to provide additional information concerning certain litigation relating to the Agreement and Plan of Merger, dated as of March 11, 2018 (the “Merger Agreement”), by and among Oclaro, Lumentum Holdings Inc. (“Lumentum”) and Prota Merger Sub, Inc. (“Merger Sub”). Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into Oclaro (the “First Step Merger”, and the time at which the First Step Merger is effective, the “Effective Time”). As soon as practicable following the First Step Merger, and as the second step in a single integrated transaction with the First Step Merger, Lumentum will cause Oclaro to merge with and into Merger Sub LLC (the “Second Step Merger” and, taken together with the First Step Merger, the “Merger”), with Merger Sub LLC surviving as a direct wholly owned subsidiary of Lumentum.

Following Oclaro’s and Lumentum’s announcement of the execution of the Merger Agreement on March 12, 2018, seven lawsuits have been filed by purported stockholders of Oclaro challenging the Merger. The first suit, a putative class action styled as Nicholas Neinast v. Oclaro, Inc., et al., No. 3:18-cv-03112-VC, was filed in the United States District Court for the Northern District of California on May 24, 2018, and is against Oclaro, its directors, Lumentum, Merger Sub, and Merger Sub LLC (the “Neinast Lawsuit”). Five additional suits, styled as Gerald F. Wordehoff v. Oclaro, Inc., et al., No. 5:18-cv-03148-NC (the “Wordehoff Lawsuit”), Walter Ryan v. Oclaro, Inc., et al., No. 3:18-cv-03174-VC (the “Ryan Lawsuit”), and Jayme Walker v. Oclaro, Inc., et al., No. 3:18-cv-03203 (the “Walker Lawsuit”), Kevin Garcia v. Oclaro, Inc., et al., No. 5:18-cv-03262-VKD (the “Garcia Lawsuit”), and Saisravan Bharadwaj Karri v. Oclaro, Inc., et al., No. 3:18-cv-03435-JD (the “Karri Lawsuit”) were also filed in the United States District Court for the Northern District of California on, respectively, May 25, 2018, May 29, 2018, May 30, 2018, May 31, 2018 and June 9, 2018. Each of the lawsuits name Oclaro and its directors as defendants. The Ryan Lawsuit and the Karri Lawsuit, like the Neinast Lawsuit, are putative class actions. A seventh suit, a putative class action styled as Adam Franchi v. Oclaro, Inc., et al., Case 1:18-cv-00817-GMS, was filed in the United States District Court for the District of Delaware on May 30, 2018, and is against Oclaro, its directors, Lumentum, Merger Sub, and Merger Sub LLC (the “Franchi Lawsuit” and, with the Neinast Lawsuit, the Wordehoff Lawsuit, the Ryan Lawsuit, the Walker Lawsuit, the Garcia Lawsuit, and the Karri Lawsuit, the “Lawsuits”).

The Lawsuits allege that Oclaro and its directors violated Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder because the Proxy Statement/Prospectus was incomplete and misleading. The Lawsuits further allege that Oclaro’s directors violated Section 20(a) of the Exchange Act by failing to exercise proper control over the person(s) who violated Section 14(a) of the Exchange Act. The Neinast Lawsuit additionally alleges that Oclaro’s directors breached fiduciary duties by entering into the Merger, and also names Lumentum, Merger Sub, and Merger Sub LLC as violators of Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder. The Franchi Lawsuit additionally names Lumentum, Merger Sub, and Merger Sub LLC as violators of Section 20(a) of the Exchange Act.

Oclaro believes that the claims asserted in the Lawsuits are without merit and believes that the Proxy Statement/Prospectus disclosed all material information concerning the Merger and no supplemental disclosure is required under applicable law. However, in order to avoid the risk of the Lawsuits delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Oclaro has determined to voluntarily supplement the Proxy Statement/Prospectus as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Oclaro specifically denies all allegations in the Lawsuits that any additional disclosure was or is required.

This Current Report on Form 8-K will not affect the merger consideration to be paid to shareholders of Oclaro in connection with the Merger or the timing of the special meeting of the shareholders of Oclaro scheduled for July 10, 2018 at 8:00 a.m. Pacific Time at Oclaro’s headquarters located at 225 Charcot Avenue, San Jose, California 95131. The Oclaro board of directors continues to unanimously recommend that you vote “FOR” the adoption of the Merger Agreement and “FOR” the other proposals being considered at the special meeting.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT/PROSPECTUS

Oclaro has agreed to make the following supplemental disclosures to the Proxy Statement/Prospectus. This supplemental information should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the Proxy Statement/Prospectus, the information contained herein supersedes the information contained in the Proxy Statement/Prospectus. Defined terms used but not defined below have the meanings set forth in the Proxy Statement/Prospectus.

1.     The section of the Oclaro Proxy Statement titled “SUMMARY – Recent Developments” is hereby supplemented as follows:

A. The fourth paragraph on page 25 of the Proxy Statement/Prospectus is amended and restated to read as follows:

“On April 16, 2018, the U.S. Department of Commerce (“DOC”) changed and reactivated its previously suspended denial order (the “Denial Order”) and suspended the export privileges of Zhongxing Telecommunications Equipment Corporation and its subsidiary, ZTE Kangxun Telecommunications Ltd (together, “ZTE”). Prior to the Denial Order, ZTE was a customer of Oclaro’s and accounted for 18%, 10% and 7.3% of Oclaro’s revenues for the fiscal years ended July 1, 2017, July 2, 2016 and June 27, 2015, respectively. Lumentum’s revenue from ZTE during the twelve month period ended March 31, 2018 was less than half a percent of Lumentum’s total revenues. Oclaro urges its stockholders to read the sections titled “Risk Factors” beginning on page 57 of this proxy statement/prospectus, “Certain Unaudited Prospective Financial Information” beginning on page 104 of this proxy statement/prospectus regarding the Denial Order and its impact and any other information contained in Oclaro’s and Lumentum’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q or other public filings that Oclaro and Lumentum, respectively, have previously filed with the SEC or will file with the SEC and that are incorporated by reference into this proxy statement/prospectus.

On June 7, 2018, the DOC announced that ZTE had agreed to additional penalties and compliance measures to replace the denial order imposed in April 2018 as a result of ZTE’s violations of its March 2017 settlement agreement. According to the announcement, ZTE must pay $1 billion and place an additional $400 million in suspended penalty money in escrow before the DOC’s Bureau of Industry and Security will remove ZTE from the DOC’s denied persons list.

On June 18, 2018, the U.S. Senate passed H.R. 5515: National Defense Authorization Act for Fiscal Year 2019 (“NDAA”). The bill includes a provision which would reinstate the Denial Order. The U.S. House of Representatives passed its version of the NDAA on May 24, 2018, which did not include a similar provision. The two versions of the bill must be reconciled and then passed by both chambers and signed into law by the President of the United States.”

2.     The section of the Proxy Statement/Prospectus titled “THE MERGER – Background of the Merger” is hereby supplemented as follows:

A. The fourth paragraph on page 81 of the Proxy Statement/Prospectus is amended and restated to read as follows:

“At a meeting of the Oclaro Board on November 6, 2017 at which representatives of Oclaro management, Jones Day and Jefferies were present, the Oclaro Board approved the formation of the M&A Committee of the Oclaro Board to assist the board in its oversight of management’s efforts relating to, and discussions with third parties concerning, potential strategic transactions involving Oclaro, including responding to and directing management in a timely manner to address transaction-related developments between scheduled meetings of the Oclaro Board. The M&A Committee was authorized to review and approve offers and counter-offers relating to potential strategic transactions involving Oclaro and to authorize Oclaro’s officers to negotiate related agreements, provided that any definitive agreements pertaining to such strategic transactions would require prior approval by the Oclaro Board. The M&A Committee is comprised of Mr. Dougherty, Kendall Cowan and Ian Small.”

B. The last paragraph on page 81 of the Proxy Statement/Prospectus is amended and restated to read as follows:

“On December 3, 2017, Oclaro entered into a nondisclosure agreement with Company D, and Company D’s chief executive officer informed Mr. Dougherty that he authorized members of Company D management to conduct further due diligence of Oclaro and meet with their counterparts at Oclaro to assess a potential acquisition of Oclaro. The nondisclosure agreement with Company D contained a standstill provision, which ceased to apply upon the execution of the Merger Agreement.”

C. The first paragraph on page 82 of the Proxy Statement/Prospectus is amended and restated to read as follows:

“On December 4, 2017, Oclaro entered into a nondisclosure agreement with Company F. The nondisclosure agreement with Company F contained a standstill provision, which ceased to apply upon the execution of the Merger Agreement.”

D. The fifth paragraph on page 86 of the Proxy Statement/Prospectus is amended and restated to read as follows:

“On February 26, 2018, Mr. Dougherty and Mr. Lowe met to discuss the companies’ respective management teams and the combined company’s prospective management team, as well as the timeline and activities for the coming weeks. This was the first such discussion between Mr. Dougherty and Mr. Lowe regarding the combined company’s prospective management team and no definitive decisions were made with respect to the combined company’s prospective management team, and no such decision was made prior to the entry into the Merger Agreement.”

3.     The section of the Proxy Statement/Prospectus titled “THE MERGER – Opinion of Oclaro’s Financial Advisor” is hereby supplemented as follows:

The second bullet point list on page 100 of the Proxy Statement/Prospectus is hereby amended and restated as follows:

Oclaro Selected Publicly Traded Companies	CY 2018E Adjusted EPS		CY 2019E Adjusted EPS
Acacia Communications, Inc.	NM	(1)	25x
Applied Optoelectronics, Inc.	13x		9x
EMCORE Corporation	NM	(1)	NA	(2)
Finisar Corporation	24x		15x
Lumentum	17x		14x
NeoPhotonics Corporation	NM	(1)	NM	(1)

(1)	Not Meaningful (NM) if the multiple was greater than 30.0x or below zero.

(2)	Not Available (NA).

4.    The section of the Proxy Statement/Prospectus titled “THE MERGER – Opinion of Oclaro’s Financial Advisor” is hereby supplemented as follows:

The table beginning on page 101 and ending on page 102 of the Proxy Statement/Prospectus is hereby amended and restated as follows:

Month and Year Announced	Acquiror	Target	Transaction Value / LTM Revenue
January 2017	Consortium led by Redview Capital and Asia-IO	Source Photonics	Confidential
April 2016	Corning Incorporated	Alliance Fiber Optic Products, Inc. (1)	3.9x
May 2015	Ciena Corporation	Cyan, Inc. (2)	2.9x
April 2015	Infinera Corporation	Transmode AB (3)	2.9x
November 2014	Koch Optics, Inc.	Oplink Communications, Inc. (4)	1.5x
October 2013	Pace plc	Aurora Networks, Inc. (5)	1.5x
October 2013	II-VI Incorporated	Oclaro’s amplifier business (6)	0.9x
September 2013	II-VI Incorporated	Oclaro’s semiconductor laser business (7)	1.3x
April 2013	Avago Technologies Limited	CyOptics, Inc. (8)	1.9x
March 2012	Oclaro	Opnext, Inc. (9)	0.4x
October 2010	Francisco Partners	Source Photonics	Confidential

(1)	Transaction value is calculated based on acquisition share price per press release and fully diluted shares outstanding based on common shares outstanding, RSUs and in-the-money options from the 10-K filed on March 11, 2016. LTM financials calculated using 10-K filed on March 11, 2016 and 10-Q filed on May 2, 2016.

(2)	Transaction value per press release on May 4, 2015. LTM financials per 10-K filed on March 27, 2015, 10-Q filed on May 13, 2014 and 10-Q filed on May 13, 2015.

(3)	Transaction value per press release. LTM financials calculated from S-4 filed on June 8, 2015.

(4)	Transaction value per press release. LTM financials calculated from 10-K filed on October 30, 2014, 10-Q filed November 7, 2014, 8-K filed on January 29, 2014 and 8-K filed on April 30, 2014.

(5)	Transaction value per press release (inclusive of $13 million payable on closing in connection with tax benefits). LTM financials per Aurora’s annual report and press release.

(6)	Transaction value per Oclaro’s 10-K filed on September 27, 2013. LTM financials per acquiror’s press release.

(7)	Transaction value and LTM financials per acquiror’s 8-K filed on November 20, 2013.

(8)	Transaction value and LTM financials per acquiror’s press release and M&A call.

(9)	Transaction value per S-4/A filed on June 11, 2012. LTM financials calculated from 10-K filed June 8, 2012 and 10-Q filed on May 15, 2012.

5.     The section of the Proxy Statement/Prospectus titled “THE MERGER – Opinion of Oclaro’s Financial Advisor” is hereby supplemented as follows:

The bullet point list and the paragraph that is two paragraphs below it on page 103 of the Proxy Statement/Prospectus are hereby amended and restated as follows:

Lumentum Selected Publicly Traded Companies	CY 2018E Adjusted EPS		CY 2019E Adjusted EPS
Acacia Communications, Inc.	NM	(1)	25x
Applied Optoelectronics, Inc.	13x		9x
EMCORE Corporation	NM	(1)	NA	(2)
Finisar Corporation	24x		15x
NeoPhotonics Corporation	NM	(1)	NM	(1)
Oclaro	19x		13x

(1)	Not Meaningful (NM) if the multiple was greater than 30.0x or below zero.

(2)	Not Available (NA).

The approximate low to high CY 2018E Adjusted EPS multiples observed for the Lumentum selected publicly traded companies were 13x to 24x (with a median of 19x), and the approximate low to high CY 2019E Adjusted EPS multiples observed for the Lumentum selected publicly traded companies were 9x to 25x (with a median of 14x), respectively. The approximate CY 2018E Adjusted EPS and CY 2019E Adjusted EPS multiples for Lumentum based on publicly available consensus median research analysts’ estimates were 17x and 14x, respectively, and the CY 2018E Adjusted EPS multiple based on the Lumentum Forecasts provided by Lumentum management was 16x. The Lumentum Forecasts did not include Lumentum’s estimated adjusted EPS for calendar year 2019. None of the Lumentum selected publicly traded companies are identical to Lumentum.

7.     The section of the Proxy Statement/Prospectus titled “THE MERGER – Certain Unaudited Prospective Financial Information” is hereby supplemented as follows:

The tables beginning on page 107 and ending on page 108 of the Proxy Statement/Prospectus are amended and restated to read as follows:

December Projections

(Dollars in millions, except for per share amounts)

	2017A	2018E	2019E	2020E
Revenue	$601	$555	$657	$919
Gross Margin	$237	$206	$255	$360
R&D	$55	$63	$68	$83
S&M	$18	$19	$20	$28
G&A	$33	$36	$36	$39
Non-GAAP Operating Income (1)	$131	$88	$131	$210
Depreciation	$21	$31	$46	$56
Adjusted EBITDA (2)	$152	$119	$177	$266
Capital Expenditures	$73	$66	$45	$52
Free Cash Flow (3)	$79	$53	$132	$214

January Projections

(Dollars in millions, except for per share amounts)

	2017A	2018E	2019E	2020E	2021E
Revenue	$601	$551	$580	$709	$784
Gross Margin	$237	$212	$232	$280	$304
R&D	$55	$62	$67	$76	$85
S&M	$18	$20	$21	$23	$24
G&A	$33	$36	$35	$36	$36
Non-GAAP Operating Income (1)	$131	$94	$109	$145	$159
Depreciation	$21	$31	$40	$48	$53
Adjusted EBITDA (2)	$152	$125	$149	$193	$212
Capital Expenditures	$73	$59	$38	$45	$44
Free Cash Flow (3)	$79	$66	$111	$148	$168
Adjusted EPS (4)	$0.79	$0.55	$0.61	$0.79	$0.88

February Projections

(Dollars in millions, except for per share amounts)

	2017A	2018E	2019E	2020E	2021E	2022E
Revenue	$601	$551	$580	$709	$784	$835
Gross Margin	$237	$212	$232	$279	$304	$323
R&D	$55	$62	$67	$76	$85	$88
S&M	$18	$20	$21	$23	$24	$25
G&A	$33	$36	$35	$36	$36	$37
Non-GAAP Operating Income (1)	$131	$94	$109	$144	$159	$173
Depreciation	$21	$31	$40	$48	$53	$54
Adjusted EBITDA (2)	$152	$125	$149	$192	$212	$227
Capital Expenditures	$73	$59	$38	$45	$44	$48
Free Cash Flow (3)	$79	$66	$111	$147	$168	$179
Unlevered Free Cash Flow (5)	$—	$32	$53	$80	$78	$104
Adjusted EPS (6)	$0.79	$0.54	$0.53	$0.69	$0.75	$0.78

(1)	Non-GAAP Operating Income is a non-GAAP financial measure calculated by starting with Gross Margin (as shown in the table above) and deducting total operating expense.

(2)	Adjusted EBITDA is a non-GAAP financial measure calculated by starting with non-GAAP Operating Income (as shown in the table above) and adding back share based compensation, fixed asset disposal and restructuring / M&A charges.

(3)	Free cash flow is a non-GAAP financial measure calculated by starting with non-GAAP Adjusted EBITDA (as shown in the table above) and deducting capital expenditures.

(4)	Adjusted EPS is a non-GAAP financial measure calculated by starting with Non-GAAP Operating Income (as shown in the table above) and adding interest income, interest expense and the provision of tax, then dividing that sum by the forecasted diluted share count. The January Projections assume provision of taxes based on non-GAAP tax rates for fiscal years 2018 to 2021 of 2%, 5%, 5% and 3%, respectively. The December Projections did not include Adjusted EPS.

(5)	Unlevered free cash flow is a non-GAAP financial measure calculated by starting with net operating profit after taxes, adding depreciation and amortization, and subtracting capital expenditures and changes in net working capital, through the fiscal year ending 2022. Unlevered free cash flow was calculated by Jefferies using the February Projections and was not calculated for the December Projections or the January Projections, either by Jefferies or Oclaro.

(6)	Adjusted EPS is a non-GAAP financial measure calculated by starting with Non-GAAP Operating Income (as shown in the table above) and adding interest income, interest expense and the provision of tax, then dividing that sum by the forecasted diluted share count. The February Projections assume provision of taxes based on non-GAAP tax rates for fiscal years 2018 of 3%, 2019 to 2021 of 17% and 2022 of 21%.

In the February Projections, Oclaro projected that its debt as of June 30, 2018 would be $7 million and that its cash and cash equivalents as of June 30, 2018 would be $322 million.

8.    The section of the Proxy Statement/Prospectus titled “THE MERGER – Interests of Oclaro’s Directors and Executive Officers in the Merger” is hereby supplemented as follows:

The following is inserted following the third paragraph on page 113 of the Proxy Statement/Prospectus:

“Post-Closing Employment Arrangements with Oclaro’s Executive Officers

Following the filing of this proxy statement/prospectus, Lumentum initiated discussions regarding potential employment or other retention arrangements with certain of Oclaro’s executive officers. Following the date of this proxy statement/prospectus and prior to the date of the Special Meeting, Lumentum may enter into definitive agreements regarding employment or retention with certain of Oclaro’s executive officers, to be effective as of the effective time of the Merger. However, as of the date of this supplemental disclosure, none of Oclaro’s executive officers have reached an agreement with Lumentum on potential employment or other retention arrangement with Lumentum.”

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Oclaro’s expectations, strategy, plans or intentions. Oclaro’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to: the risk that the transaction does not close, due to the failure of one or more conditions to closing or the failure of the businesses (including personnel) to be integrated successfully after closing; the risk that synergies and non-GAAP earnings accretion will not be realized or realized to the extent anticipated; uncertainty as to the market value of the Lumentum merger consideration to be paid in the merger; the risk that required governmental or Oclaro stockholder approvals of the merger (including U.S. or China antitrust approvals) will not be obtained or that such approvals will be delayed beyond current expectations; the risk that following this transaction, Lumentum’s financing or operating strategies will not be successful; litigation in respect of either company or the merger; and disruption from the merger making it more difficult to maintain customer, supplier, key personnel and other strategic relationships.

The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described under the caption “Risk Factors” and elsewhere in our filings with the SEC, including the Proxy Statement/Prospectus, our Annual Report on Form 10-K for the year ended July 1, 2017, which was filed with the SEC on August 18, 2017, our Quarterly Report on Form 10-Q for the quarter ended December 30, 2017, which was filed with the SEC on February 8, 2018 and those discussed under the caption “Risk Factors” in the S-4 to be filed by Lumentum with the SEC at a future date in connection with this transaction and in the documents which are incorporated by reference therein. The forward-looking statements in this communication are based on information available to Oclaro as of the date hereof, and Oclaro disclaims any obligation to update any forward-looking statements, except as required by law.

Additional Information and Where to Find It

OCLARO STOCKHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT/PROSPECTUS, DATED MAY 31, 2018, FOR THE SPECIAL MEETING AS FILED WITH THE SEC ON SCHEDULE 14A AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT IS PART OF THE REGISTRATION STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.

Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Lumentum (when they become available) may be obtained free of charge on Lumentum’s website at www.lumentum.com or by directing a written request to Lumentum Holdings Inc., Investor Relations, 400 North McCarthy Boulevard, Milpitas, CA 95035. Copies of documents filed with the SEC by Oclaro (when they become available) may be obtained free of charge on Oclaro’s website at www.oclaro.com or by directing a written request to Oclaro, Inc. Investor Relations, 225 Charcot Avenue, San Jose, CA 95131.

Participants in the Merger Solicitation

Each of Lumentum Holdings Inc., Oclaro, Inc. and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of Oclaro stockholders in connection with the proposed transaction is set forth in the proxy statement/prospectus described above filed with the SEC. Additional information regarding Lumentum’s executive officers and directors is included in Lumentum’s definitive proxy statement, which was filed with the SEC on September 19, 2017. Additional information regarding Oclaro’s executive officers and directors is included in Oclaro’s definitive proxy statement, which was filed with the SEC on September 27, 2017. You can obtain free copies of these documents using the information in the paragraph immediately above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCLARO, INC.

Date: June 29, 2018	By:	/s/ David L. Teichmann
David L. Teichmann
Executive Vice President, General Counsel and Corporate Secretary